Offerings - Offering: 1	Jan. 21, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Class A common stock, par value $0.001 per share
Amount Registered | shares	7,040,000
Proposed Maximum Offering Price per Unit	2.25
Maximum Aggregate Offering Price	$ 8,800,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,216.00